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                                                                    Exhibit 10.3

                         SNIG ASSUMPTION ACKNOWLEDGMENT
                             (1996 LOAN AGREEMENT)



         SNIG ASSUMPTION ACKNOWLEDGMENT (the "SNIG Assumption Acknowledgment"), dated as of April 11, 1997 among Superior National Insurance Group, Inc. ("SNIG"), a California corporation, Superior National Insurance Group, Inc. ("Holdings"), a Delaware corporation and The Chase Manhattan Bank, as Collateral Agent. Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used as so defined.



                             W I T N E S S E T H :

                 WHEREAS, SNIG, Centre Reinsurance Limited ("Centre Re") and The Chase Manhattan Bank, as Collateral Agent (the "Collateral Agent") are parties to a Credit Agreement, dated as of November 12, 1996 (as modified, supplemented and amended to the date hereof, the "Credit Agreement") providing for the making of Loans to SNIG referred to therein, all as contemplated therein;

         WHEREAS, SNIG intends to reincorporate in Delaware (the
"Reincorporation Merger") by merging with Holdings, with Holdings to be the surviving corporation of such merger and whereby Holdings shall, by operation of law, assume all rights, obligations, duties and liabilities of SNIG under the Credit Documents; and

         WHEREAS, subject to the terms and conditions set forth below, the parties hereto desire that Holdings acknowledge that it assumes all of SNIG's rights, obligations, duties and liabilities under the (i) the Credit Agreement and (ii) each other Credit Document;

         NOW, THEREFORE, it is agreed:

         1. Holdings hereby expressly acknowledges that it assumes all rights, obligations, duties and liabilities of SNIG under the Credit Agreement and the other Credit Documents.





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         2.      Upon the effectiveness of this SNIG Assumption Acknowledgment, all references in the Credit Agreement to "SNIG" and all references in the Security Agreement to the "Assignor" shall be deemed to be references to Holdings. Holdings expressly acknowledges and agrees that by executing and delivering this SNIG Assumption Acknowledgment it does hereby grant to the Collateral Agent for the benefit of Centre Re a continuing security interest of first priority in, all of the right, title and interest of Holdings in, to and under the Collateral (as defined in the Security Agreement), now existing or hereafter acquired, all as if Holdings had executed and delivered such Security Agreement.

         3. To induce the Collateral Agent to enter into this SNIG Assumption Acknowledgment, Holdings hereby represents, warrants and agrees as follows:

                 a) on the date hereof and after giving effect to Holdings execution and delivery of this SNIG Assumption Acknowledgment, all representations and warranties contained in each of the Credit Documents are true and correct in all material respects and no Default or Event of Default is in existence; and

                 b) on and after the date hereof, Holdings will fully and faithfully perform all obligations (including payment obligations and compliance with all covenants) of (i) the "Borrower" under the Credit Agreement, (ii) the "Assignor" under the Security Agreement and (iii) "SNIG" under the Asset Transfer Agreement and will fully and faithfully perform all of its obligations under any other Credit Document executed and delivered by it.

         4. This SNIG Assumption Acknowledgment shall become effective as of the date first above written, when each of the parties hereto shall have executed a copy hereof and shall have delivered the same to the Collateral Agent.

         5. This SNIG Assumption Acknowledgment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Collateral Agent.

         6. THIS SNIG ASSUMPTION ACKNOWLEDGMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF





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THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES
THEREOF.





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                 IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this SNIG Assumption Acknowledgment to be duly executed and delivered as the date first above written.





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                                       SUPERIOR NATIONAL INSURANCE
                                       GROUP, INC., as SNIG


                                       By J. CHRIS SEAMAN
                                         --------------------------
                                         Name: J. Chris Seaman
                                         Title: CFO



                                       SUPERIOR NATIONAL INSURANCE
                                       GROUP, INC., as Holdings


                                       By J. CHRIS SEAMAN
                                         --------------------------
                                         Name: J. Chris Seaman
                                         Title: CFO





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                                       THE CHASE MANHATTAN BANK,
                                       as Collateral Agent



                                       By PETER PLATTEN
                                         -----------------------------
                                         Name: Peter Platten
                                         Title: Vice President





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Acknowledge and Agreed to
this 11th day of April, 1997

CENTRE REINSURANCE LIMITED



By MICHAEL P. DWYER
  -----------------------------
   Name: Michael P. Dwyer
   Title: Vice President